Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001
Supplement Dated July 6, 2017
To Prospectus Dated May 1, 2017
The names of the following underlying funds changed effective as of the dates listed below. The corresponding Subaccount also changed its name accordingly. All references to the former names in the current prospectus are hereby changed to reflect the new names.
Former Name	New Name	Effective Date
Janus Overseas	Janus Henderson Overseas	June 5, 2017
Perkins Mid Cap Value	Janus Henderson Mid Cap Value	June 5, 2017
BlackRock® International Opportunities	BlackRock® International Dividend	June 12, 2017
RidgeWorth Ceredex Mid Cap Value Equity	Virtus Ceredex Mid Cap Value Equity	June 28, 2017
Effective June 23, 2017, the INTECH U.S. Core Fund merged into the Janus Henderson U.S. Managed Volatility Fund. The Company will no longer make available the INTECH U.S. Core Fund as an investment option under the Contract. The “Objectives for Underlying Funds – INTECH U.S. Core” section of the Prospectus is deleted in its entirety and replaced with the following:
Underlying Funds	Share Class (if applicable)	Investment Objective	Investment Adviser	Sub-Adviser (if applicable)
Janus Henderson U.S. Managed Volatility	S	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC	INTECH Investment Mgmt. LLC
Effective July 3, 2017, the Investment Adviser for Pioneer Strategic Income has changed to Amundi Pioneer Asset Management, Inc. The “Objectives for Underlying Funds – Pioneer Strategic Income” section of the Prospectus is deleted in its entirety and replaced with the following:
Underlying Funds	Share Class (if applicable)	Investment Objective	Investment Adviser	Sub-Adviser (if applicable)
Pioneer Strategic Income	A	Seeks a high level of current income.	Amundi Pioneer Asset Mgmt., Inc.
Please Retain This Supplement For Future Reference